PRUDENTIAL’S GIBRALTAR FUND, INC.

Supplement dated December 19, 2017

to the Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information (SAI) for Prudential’s Gibraltar Fund, Inc. (the Fund), and should be retained for future reference. Defined terms herein that are not otherwise defined shall have meanings given to them in the Fund Prospectus and SAI.

At a recent special meeting, shareholders of the Fund approved the following proposals relating to the management and operation of the Fund:

•	To approve a policy to permit the investment manager of the Fund to enter into or make material changes to Fund subadvisory agreements with wholly-owned subadvisers without shareholder approval;
•	To designate the Fund’s investment objective as a non-fundamental policy, such that it may be changed by the Board of Directors of the Fund without a shareholder vote; and
•	To elect or re-elect nine nominees to serve on the Board of Directors of the Fund.

To reflect these changes, the Fund’s Prospectus and SAI, as applicable, are hereby revised as follows, effective as of January 1, 2018:

1.	In the Prospectus, the section entitled “FUND MANAGEMENT—MANAGER & SUBADVISER” is hereby revised by replacing the third paragraph with the following:

The Fund uses a "manager-of-managers" structure. Under this structure, PGIM Investments selects (with approval of the Fund's independent directors) one or more subadvisers to handle the actual day-to-day investment management of the Fund. PGIM Investments monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated or modified. PGIM Investments also is responsible for allocating assets among the subadvisers if a Fund has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Fund's assets, and PGIM Investments can change the allocations without prior notice and without board or shareholder approval. Any such changes will be reflected in the next annual update to the prospectus. The Fund will notify Planholders of any new subadviser or any material changes to any existing subadvisory agreement.

PGIM Investments and the Fund have obtained an exemption from the SEC that permits PGIM Investments, subject to approval by the Board, to enter into and make material amendments to subadvisory agreements with non-affiliated subadvisers and with certain affiliated subadvisers with respect to the Fund, without obtaining shareholder approval. Pursuant to the exemption, PGIM Investments may change a Fund’s subadviser, subject to Board approval, without obtaining prior shareholder approval. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the subadvisers by PGIM Investments and the Board.

2.	All information pertaining to Delayne Dedrick Gold is hereby deleted from the SAI, due to Ms. Gold’s retirement from the Board of Directors effective as of December 31, 2017, and all references to Ms. Gold as Chair of the Governance Committee is hereby replaced with references to Susan Davenport Austin, who succeeds Ms. Gold as the new Chair of the Governance Committee.

3.	In Part I of the Fund’s SAI, in the section entitled “MANAGEMENT OF THE FUND,” the Independent board members’ professional biography table is hereby amended by adding the following information pertaining to

Steven M. Chipman, who was elected to the Board of Directors of the Fund at the recent special meeting of shareholders, effective as of January 1, 2018:

Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen M. Chipman (56) No. of Portfolios Overseen: 107

Chief Executive Officer of Radius GGE (USA), Inc. (Since June 2016); formerly, Senior Vice Chairman (December 2014-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.

None

4.	In Part I of the Fund’s SAI, footnote one to the table in the section entitled “COMPENSATION OF TRUSTEES AND OFFICERS” is hereby deleted in its entirety and replaced with the following:

(1) Compensation relates to portfolios that were in existence during 2016 and to Trustees that served on the Board during 2016.

5.	In Part I of the Fund’s SAI, footnote one to the table in the section entitled “LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD OF TRUSTEES—Share Ownership” is hereby deleted in its entirety and replaced with the following:

*“Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the Prudential Funds, Target Funds, and any other funds that are managed by PGIM Investments LLC and/or AST Investment Services, Inc. The above share ownership information relates to portfolios and other registered investment companies in the Fund Complex that were in existence during 2016 and to Trustees that served on the Board during 2016.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

GIBSUP1